UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 30, 2009
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959	23-3064219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01. Other Events.

On January 30, 2009, Exelon Corporation (Exelon) filed with the Nuclear Regulatory Commission (NRC) an Application for Order Approving Indirect Transfer of Control of Licenses (Application) relating to Exelon’s proposed acquisition of NRG Energy, Inc. (NRG).  The Application was filed in accordance with Section 184 of the Atomic Energy Act of 1954, as amended, and 10 CFR 50.80, “Transfer of licenses,” by Exelon acting on behalf of itself, Exelon Xchange Corporation, Exelon Ventures Company, LLC, and Exelon Generation Company, LLC (Exelon Generation).  In the Application, Exelon requests that the NRC consent to the indirect transfer, from NRG South Texas LP (NRG South Texas) and its corporate parent NRG, of control of the NRC licenses for NRG South Texas’ 44% ownership interest in South Texas Project, Units 1 and 2 (STP).  Exelon has also requested that the NRC consent to the indirect transfer of the NRC licenses for the nuclear stations now owned by Exelon Generation, if NRC approval of such a transfer is required, in order for Exelon to complete its proposed acquisition of NRG through a transaction structure that results in a direct or indirect change of control of Exelon or Exelon Generation, including a transaction in which Exelon merges with and into NRG.  A copy of the Application may be obtained in 10-14 days through the NRC’s Agencywide Document Access and Management System at www.nrc.gov.

* * * * *
 Important Additional Information

This filing relates, in part, to the offer (Offer) by Exelon through its direct wholly-owned subsidiary, Exelon Xchange Corporation (Xchange), to exchange each issued and outstanding share of common stock (NRG shares) of NRG for 0.485 of a share of Exelon common stock. This filing is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, NRG shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the Prospectus/Offer to Exchange included in the Registration Statement on Form S-4 (Reg. No. 333-155278) (including the Letter of Transmittal and related documents and as amended from time to time, Exchange Offer Documents) previously filed by Exelon and Xchange with the Securities and Exchange Commission (SEC). The Offer is made only through the Exchange Offer Documents. Investors and security holders are urged to read these documents and other relevant materials as they become available, because they will contain important information.

Exelon expects to file a proxy statement on Schedule 14A and other relevant documents with the SEC in connection with the solicitation of proxies (NRG Meeting Proxy Statement) for the 2009 annual meeting of NRG stockholders (NRG Meeting). Exelon will also file a proxy statement on Schedule 14A and other relevant documents  with the SEC in connection with its solicitation of proxies for a meeting of Exelon shareholders (Exelon Meeting) to be called in order to approve the issuance of shares of Exelon common stock pursuant to the Offer (Exelon Meeting Proxy Statement). Investors and security holders are urged to read the NRG Meeting Proxy Statement and the Exelon Meeting Proxy Statement and other relevant materials as they become available, because they will contain important information.

Investors and security holders can obtain copies of the materials described above (and all other related documents filed with the SEC) at no charge on the SEC’s website: www.sec.gov. Copies can also be obtained at no charge by directing a request for such materials to Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, toll free at 1-877-750-9501. Investors and security holders may also read and copy any reports, statements and other information filed by Exelon, Xchange or NRG with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Exelon, Xchange and the individuals to be nominated by Exelon for election to NRG’s Board of Directors will be participants in the solicitation of proxies from NRG stockholders for the NRG Meeting or any adjournment or postponement thereof. Exelon and Xchange will be participants in the solicitation of proxies from Exelon shareholders for the Exelon Meeting or any adjournment or postponement thereof. In addition, certain directors and executive officers of Exelon and Xchange may solicit proxies for the Exelon Meeting and the NRG Meeting.  Information about Exelon and Exelon’s directors and executive officers is available in Exelon’s proxy statement, dated March 20, 2008, filed with the SEC in connection with Exelon’s 2008 annual meeting of shareholders. Information about Xchange and Xchange’s directors and executive officers is available in Schedule II to the Prospectus/Offer to Exchange.  Information about any other participants will be included in the NRG Meeting Proxy Statement or the Exelon Meeting Proxy Statement, as applicable.

Forward Looking Statements

This communication includes forward-looking statements including, for example, statements regarding benefits of the proposed merger, integration plans and expected synergies.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein.   The factors that could cause actual results to differ materially from these forward-looking statements include Exelon’s ability to achieve the synergies contemplated by the proposed transaction, Exelon’s ability to promptly and effectively integrate the businesses of NRG and Exelon, and the timing to consummate the proposed transaction and obtain required regulatory approvals as well as those discussed in (1) Exelon’s preliminary prospectus/offer to exchange that is contained in the Registration Statement on Form S-4, Reg. No. 333-155278, that Exelon has filed with the SEC in connection with the offer; (2) Exelon’s 2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 19; (3) Exelon’s Third Quarter 2008 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 12; and (4) other factors discussed in Exelon’s filings with the SEC.  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this communication.  Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication, except as required by law.

Statements made in connection with the exchange offer are not subject to the safe harbor protections provided to forward-looking statements under the Private Securities Litigation Reform Act of 1995.

All information in this communication concerning NRG, including its business, operations, and financial results, was obtained from public sources.  While Exelon has no knowledge that any such information is inaccurate or incomplete, Exelon has not had the opportunity to verify any of that information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION
EXELON GENERATION COMPANY, LLC

/s/ Matthew F. Hilzinger
Matthew F. Hilzinger
Senior Vice President and Chief Financial Officer
Exelon Corporation

February 2, 2009